                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-21600

                   SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 345 Park Avenue
                               New York, NY 10154
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        06/30

Date of reporting period:       06/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Global Commodities Stock Fund, Inc.

Annual Report to Stockholders

June 30, 2005

Scudder Global Commodities Stock Fund, Inc.

Investment Objectives and Policies

capital appreciation with total return as a secondary objective

Investment Characteristics

a nondiversified closed-end investment company investing primarily in equity and commodities-linked securities a vehicle for global investment through participation primarily in developed countries and, to a limited extent, emerging market countries

General Information

Executive Offices

Scudder Global Commodities Stock Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site

Visit our Direct Link:

www.cef.scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Willkie Farr & Gallagher LLP

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — GCS

Contents

Click Here Portfolio Management Review

Click Here Other Information

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Investment Manager

Investments in funds involve risk. The fund is non-diversified and can take larger positions in fewer companies, increasing its overall risk profile. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value. The Fund concentrates its investments in securities related to commodities-related industries. Because the fund concentrates its investments in securities related to commodities, market price movements, regulatory changes and economic changes as well as adverse political or financial factors could have a significant impact on the fund's performance. The commodity-linked structured notes and futures contracts in which the fund invests have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Additionally, this Fund is subject to stock market risk. An investment in common shares represents an indirect investment in the portfolio securities held by the fund. The value of these securities fluctuates.

This report is sent to the stockholders of Scudder Global Commodities Stock Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

Scudder Global Commodities Stock Fund, Inc.: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment manager for Scudder Global Commodities Stock Fund, Inc. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Theresa Gusman

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995.

Over 21 years of investment industry experience.

B.A., State University of New York at Stony Brook.

Terence P. Brennan

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999.

Over 19 years of investment industry experience.

B.A., Fordham University.

Jeffrey Saeger, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996.

Over 10 years of investment industry experience.

B.S., State University of New York at Fredonia.

In the following interview, Portfolio Managers Theresa Gusman, Terence Brennan and Jeffrey Saeger discuss recent market events as well as the performance and positioning of the portfolio during the period from the fund's inception on September 24, 2004 through June 30, 2005.

Q:  How did the fund perform during the reporting period?

A:  From September 24, 2004, through June 30, 2005, the fund provided a cumulative total return at net asset value (NAV) of 12.98%. In comparison, the fund's benchmark — comprised of 20% the Goldman Sachs Commodities Index (GSCI), 40% the MSCI World Energy Index and 40% the MSCI World Materials Index — returned 16.79% during the same period.1 The total return (based on market price) of the fund's shares,, traded on the New York Stock Exchange, was -6.22%. (Past performance is no guarantee of future results. Please see page 15 for more complete performance information.)

1 The Goldman Sachs Commodities Index (GSCI) is a composite index of commodity-sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.

The MSCI World Energy Index measures the performance of energy equities in developed markets around the world.

The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.

MSCI indices are calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates.

All of these indices assume reinvestment of all distributions and do not reflect the expenses of managing a mutual fund. It is not possible to invest directly in an index.

The primary reason for the underperformance of the net asset value, relative to the benchmark, is that it took us some time to achieve a fully invested position following the inception of the fund. Although the portfolio's equity weightings were in place shortly after the inception of the fund, approximately four to five weeks were required for us to establish the fund's positions in GSCI-linked notes. We are pleased with the performance of the fund's net asset value since we completed this process.

Q:  Will you review your approach to investing?

A:  We actively manage the portfolio using a flexible approach that combines a variety of disciplines. We combine both top-down analysis — which we use to decide which sectors to over- or underweight based on the supply-and-demand picture and other fundamental trends — as well as bottom-up individual company research. We invest primarily in the stocks of companies that find, develop or produce commodities, but we also have a substantial direct investment in commodities (through the use of GSCI-linked notes as well as derivative instruments such as futures and options.) Within this framework, we seek to enhance returns by actively positioning the portfolio toward or away from particular commodities based on their current valuation and expected market cycle.

This approach provides us with a greater level of flexibility in managing the fund compared with an index-driven strategy. Late in 2004, for instance, we believed that the price of oil — about $55 at the time — had reached a short-term peak. Our analysis showed that crude prices had a large built-in premium to account for the potential for supply disruptions, despite the fact that inventory levels had risen to a 20-year high. Believing there was a disconnect between the market's performance and its underlying fundamentals, we sold forward about half of the fund's oil exposure and invested the proceeds in materials companies — mainly in commodity chemicals. As a result, the fund's NAV rose during the fourth quarter even as the oil price plunged into the low $40s. Conversely, commodity funds that use an index-oriented approach generally did not perform well during this time. We believe this example is an illustration of how we are able to add value through active management — of course, there can be no guarantee of being able to achieve that goal.

Q:  What areas of the commodities market have you been favoring?

A:  The fund is overweight in three areas: metals, energy and commodity chemicals. In general, we look for segments of the broader commodities market in which the long-term supply and demand profile is most favorable, since that affords pricing power to companies operating in those industries. Given that China has emerged as the engine for the global commodities markets, this supply/demand picture is most favorable for materials that the country needs to fuel growth but cannot yet produce enough of to satisfy its demand. This thinking provides the underpinning for the fund's overall positioning. We will look at each of the three key overweights in turn:

Metals: We believe this area is in the early stages of a long cycle, based on what we see as a favorable supply and demand picture. China's thirst for steel continues to rise, yet it has a shortage of the raw materials used to make steel — iron ore and coking coal. There are few producers for these commodities, meaning that capacity is constrained and pricing is excellent. With this as a backdrop, the fund's holdings in the diversified metals and mining sector performed well during the period. Rio Tinto PLC and BHP Billiton PLC, both domiciled in the UK, delivered double-digit gains and were among the portfolio's top performers outside of energy.

During the latter half of the reporting period, we increased the fund's position in steel stocks when a severe correction in the sector created what we saw as a favorable investment opportunity. Steel stocks fell due to concerns that increased supplies would hurt pricing, but the sector weakened to the point where we felt the bad news was more than factored into stock prices. The fund's direct exposure to steel is through positions in Companhia Vale do Rio Doce SA and Usinas Siderurgicas de Minas Gerais SA (Brazil), Nippon Steel Corp. (Japan) and Arcelor (Luxembourg).

Energy: This sector makes up more than half of the total portfolio when its weightings in stocks and direct commodities exposure are taken into account. Energy stocks were by far the largest positive contributor to fund performance, as the majority of our holdings produced gains of more than 20% during the period. While hedge funds and other "momentum" players certainly have contributed to the moves in both crude oil and energy-related equities, the sector's fundamentals remain strong. Production of oil rose only about 1% to 1.5% year-over-year for the period ended June 30, 2005, reflecting the inability of oil companies to bring substantial levels of new supply to the market. On the demand side, China's oil usage increased from 3 million barrels a day to about 6 to 7 million per day from 1999 to 2004. Following the close of the reporting period, China began the process of revaluing its currency upward. This action, which increases the purchasing power of Chinese companies, should be supportive of additional demand growth. We are also encouraged by the fact that rising oil prices so far have not significantly crimped demand. We believe this supply/demand profile provides a solid underpinning for the market and supports a bullish case.

We seek to capitalize on this long-term trend through an overweight in oil services companies. We are less positive on the ability of the big integrated companies to generate outperformance, as they represent a large proportion of the benchmark itself. We believe outperformance is more likely to be found in oil field services, refining, and selective exploration and production names, as well as, perhaps, oil itself.

Given the recent rise in the oil price, energy companies' free cash flow is extraordinary. It is our belief that, as commodity prices and subsequent cash flows remain high relative to capital expenditures, companies will eventually venture into accelerated mergers and acquisitions (M&A) activity. We expect that oil companies will find that it is cheaper to buy and replace reserves through M&A, rather than finding and replacing reserves through the drill bit (i.e., via exploration and development). In addition, the large integrated companies are spending more money on exploration and production, and this is having a substantial impact on the bottom lines of companies such as Schlumberger Ltd. and Halliburton Co. On the downstream side, refining companies are benefiting from a shortage of capacity, especially in the United States — the world's largest gasoline market. We are invested in companies both in the United States and abroad that we believe have the ability to sustain high profit margins and cut costs, such as Valero Energy Corp. and Tesoro Corp.

Finally, we are investing directly in commodities through GSCI-linked notes. The index is weighted by the market value of the commodities produced, which makes it more indicative of the real impact that commodities prices have on the economy. As such, energy makes up the majority of the index, meaning that our notes position provides direct exposure to the fluctuations in the price of crude oil.

Commodity Chemicals: Our thesis in this sector is that a long period of underinvestment has led to a shortage of capacity, which in turn should allow chemical companies to maintain their pricing power. Companies have been unable to add capacity, especially in the United States, due, in part, to the "not in my backyard" problem. At the same time, demand has been rising. The area in which the supply and demand imbalance is most pronounced is for the producers of commodity chemicals such as ethylene (which is used to make plastic), an industry that reached unanticipated levels of profitability during the fourth quarter of 2004. This has helped the performance of fund holdings such as Dow Chemical Co., Lyondell Chemical Co. and NOVA Chemicals Corp.

The fund's top performer among chemicals stocks was what we call a "special situation," Monsanto Co. (US). The agricultural biotechnology company's shares rose from $34.73 to $62.87 during the course of the reporting period, as it executed well, raised its return on capital and significantly increased its free cash flow in a short time. We believe Monsanto, which is using molecular breeding techniques and genetic engineering to develop products such as healthier grains and a lower-LDL cholesterol soybean, is at the cutting edge of agro-biotech. Although the stock has risen significantly, we believe this is a long-term growth story with more upside in the years ahead.

Q:  What areas are you avoiding?

A:  The fund's largest underweight is in pulp and paper stocks. This industry does not have the same capacity constraints and/or supply discipline that characterize the metals, energy and commodity chemicals sectors, as exhibited by new production capacity that has come on line in Europe in recent years. At the same time, demand remains relatively muted. Evidence shows that an individual country's demand for paper products tends to come later in its economic cycle than its demand for other types of basic materials. As a result, we believe this is the reason we have not yet seen China's demand for paper rise as quickly as its demand for other commodities. The outcome has been a series of earnings disappointments for paper companies, and we do not foresee the dynamics of the industry changing for the better in the near term. In our view, more attractive opportunities are available elsewhere in the commodities sector.

Q:  Do you have any closing thoughts for fund shareholders?

A:  Our view is that we are still in the "early innings" of the commodities cycle. Cycles, on average, have lasted between 12 and 18 years*, and we believe this current cycle is only three to four years old. Production capacity remains constrained in a number of key industries due to the underinvestment of the 1990s, and demand from the emerging markets continues to grow. This backdrop helps increase the likelihood that commodity prices will remain stronger for longer.

Within this broad upturn, however, there will be countertrend moves such as the decline in oil prices that occurred late in 2004. There will also be individual commodities, such as paper, whose price movements do not correspond with the broad cycle. Now that the "easy gains" that characterize the first stage of the broad cycle are likely behind us, flexibility — rather than an index-based approach — will be essential in order to take advantage of opportunities as they arise. As a result, we believe our multifaceted actively managed approach will prove well-suited to the market environment we see unfolding in the months and years ahead.

*Source: Barry Bannister, Legg Mason Equity Research.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Changes in Officers

On July 5, 2005, the Board of Directors elected Paul Schubert as Treasurer, replacing Charles A. Rizzo. Mr. Schubert also serves as the fund's Chief Financial Officer. The Board also elected Carole Coleman as Vice President and Secretary, replacing Bruce A. Rosenblum, and Scott McHugh as Assistant Treasurer, replacing Kevin Gay.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 37. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder Global Commodities Stock Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, or by calling 1-800-294-4366.

Net Asset Value

The fund's NAV is available daily on our Web site at www.cef.scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is also published daily in The New York Times and weekly in Barron's. The fund's NAV is also published weekly in Barron's.

Tender Offer Program for Fund Shares

The fund's Board of Directors has authorized, subject to applicable law, a program of tender offers for the fund's common shares for six consecutive semiannual periods of operation beginning with the semiannual period ending December 2005. In the event that the common shares have traded at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter), the fund, under normal circumstances and subject to certain conditions, will make offers to purchase up to 5% of its outstanding common shares at or near their net asset value from all beneficial shareholders. At the time of any such tender offer, the Board of Directors, considering facts and circumstances existing at such time, will determine the amount of such offer. The Board of Directors reserves the right to modify the conditions described in this paragraph in light of experience and other factors. The Board of Directors also will consider, from time to time as conditions and circumstance warrant, additional tender offers for the fund's outstanding shares. There is no guarantee that the Board of Directors will authorize such additional tender offers. In addition, the Board of Directors may consider from time to time open market repurchases of the fund's outstanding common shares.

Under certain circumstances, the Board of Directors may determine not to undertake a tender offer even if the conditions described in the preceding paragraph are met. Moreover, there can be no assurance that any such tender offers would cause the common shares to trade at a price equal to their net asset value or reduce the spread between the market price and the net asset value per common share. There can be no assurance that the fund will in fact effect repurchases of or tender offers for any of its common shares. The fund's potential tender offers may prevent the fund from taking advantage of attractive investment opportunities and if the fund does not generate sufficient cash flow from operations, it may be forced to sell investments at disadvantageous times or to borrow money to fund tender offers. Interest on any such borrowing would increase the fund's expenses and reduce the fund's net income. The acquisition of common shares by the fund will decrease the total assets of the fund and, therefore, will have the effect of increasing the fund's expense ratio.

Certifications

The Fund's chief executive officer has certified to the New York Stock Exchange that, as of November 29, 2004, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's chief executive officer and chief financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

Investment Summary as of June 30, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.scudder.com for the Fund's most recent performance.

Total Return as of 6/30/05
	6-Month*	Life of Fund*
Based on Net Asset Value(a)	7.38%	12.98%
Based on Market Price(a)	2.41%	-6.22%
Goldman Sachs Commodity Index+	16.51%	6.50%
MSCI World Energy Index+	16.96%	25.91%
MSCI World Materials Index+	-3.26%	12.21%
Blended Index+	8.60%	16.79%

* Total returns shown for periods less than one year are not annualized.

Per Share Information
As of 6/30/05
Net Asset Value	$ 16.16
Market Price	$ 14.04
Distribution Information
Nine Months: Income Dividends as of 6/30/05	$ .020
Short-Term Capital Gains as of 6/30/05	$ .006

* The Fund commenced operations on September 24, 2004. Index comparison begins on September 24, 2004. Returns are not annualized.

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's share traded during the period.

+ The Blended Index consists of the returns for the Goldman Sachs Commodity Index (20%), MSCI World Energy Index (40%), and the MSCI World Materials Index (40%). The advisor believes this blended benchmark more accurately reflects the fund's historical performance.

The Goldman Sachs Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investments in commodities futures that is broadly diversified across the spectrum of commodities. The MSCI World Energy Index measures the performance energy equities in developed markets around the world. The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.

Indices are calculated using closing market prices and convert to US dollars using the London close foreign exchange rates.

All of these indices assumes reinvestment of all distributions and do not reflect the expenses of managing a fund. It is not possible to invest directly in an index.

Portfolio Summary as of June 30, 2005

Asset Allocation	6/30/05	12/31/04

Common Stocks	81%	83%
Commodities Linked/Structured Notes and Cash Equivalents*	18%	17%
Preferred Stocks	1%	—
	100%	100%

* Includes cash collateral held in connection with commodities linked/structured notes.

Geographical Diversification (As a % of Common Stocks)	6/30/05	12/31/04

United States	54%	49%
United Kingdom	18%	18%
Canada	8%	7%
France	4%	8%
Japan	4%	5%
Germany	3%	3%
China	2%	—
Australia	1%	—
Russia	1%	1%
Brazil	1%	2%
Italy	—	3%
Other	4%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/05	12/31/04

Energy	54%	45%
Materials	43%	53%
Industrials	3%	2%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2005 (34.6% of net assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	7.4%
2. Dow Chemical Co. Producer of chemicals	3.9%
3. Shell Transport & Trading Co., PLC Producer of oil and gas	3.7%
4. BP PLC Exporter and producer of oil and natural gas	3.7%
5. ChevronTexaco Corp. Operator of petroleum exploration, delivery and refining facilities	3.5%
6. Monsanto Co. Provider of agricultural products	3.1%
7. BHP Billiton PLC Exporter, producer and marketer of aluminum and other metal products	3.0%
8. Rio Tinto PLC Operator of a mining, manufacturing and development company	2.3%
9. BASF AG Producer of chemical products	2.1%
10. Schlumberger Ltd. Provider of technology services to the petroleum industry	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2005

	Shares	Value ($)

Common Stocks 80.4%
Australia 0.9%
Paperlinx Ltd.	863,500	1,970,252
Rio Tinto Ltd.	48,210	1,635,069
(Cost $3,241,127)		3,605,321
Barbados 0.6%
Nabors Industries Ltd.* (Cost $2,690,843)	44,500	2,697,590
Bermuda 0.4%
Frontline Ltd. (Cost $1,949,782)	39,300	1,581,432
Brazil 0.8%
Companhia Vale do Rio Doce (ADR) (Cost $2,492,348)	117,800	3,449,184
Canada 6.1%
Aber Diamond Corp.	93,800	2,870,960
Barrick Gold Corp.	117,900	2,944,613
EnCana Corp.	186,200	7,344,961
Goldcorp, Inc.	115,700	1,840,510
NOVA Chemicals Corp.	116,900	3,568,446
Placer Dome, Inc.	181,700	2,780,668
Talisman Energy, Inc.	111,500	4,177,155
(Cost $24,131,007)		25,527,313
China 1.3%
China Petroleum & Chemical Corp. "H"	8,540,000	3,339,875
Sinopec Zhenhai Refining & Chemical Co., Ltd. "H"	2,312,000	2,173,689
(Cost $5,901,591)		5,513,564
Finland 0.4%
Neste Oil Oyj*	48,300	1,250,836
Stora Enso Oyj "R"	39,300	501,337
(Cost $1,458,915)		1,752,173
France 3.3%
Compagnie de Saint-Gobain	57,805	3,194,432
Lafarge SA	63,761	5,786,056
Total SA	21,295	4,986,904
(Cost $13,043,125)		13,967,392
Germany 2.1%
BASF AG (Cost $7,481,913)	131,934	8,744,580
Ireland 0.4%
CRH PLC (Cost $1,542,003)	64,322	1,690,508
Japan 3.0%
Asahi Kasei Corp.	551,000	2,610,178
Nippon Mining Holdings, Inc.	707,000	3,996,277
Nippon Steel Corp.	1,961,000	4,535,250
Oji Paper Co., Ltd.	283,000	1,471,785
(Cost $12,315,339)		12,613,490
Luxembourg 0.7%
Arcelor (Cost $2,827,282)	155,499	3,034,782
Russia 0.9%
OAO Gazprom "S" (ADR) (Registered) (Cost $3,451,640)	99,200	3,560,815
South Africa 0.4%
Sappi Ltd. (ADR) (Cost $1,604,249)	160,500	1,736,610
Taiwan 0.8%
Formosa Chemicals & Fibre Corp. (Cost $3,628,392)	1,689,000	3,268,691
Thailand 0.5%
Thai Olefins PCL (Foreign Registered) (Cost $2,824,662)	1,491,000	2,074,592
United Kingdom 14.4%
Anglo American PLC	303,434	7,121,507
BHP Billiton PLC	976,176	12,520,768
BP PLC	1,512,072	15,723,605
Rio Tinto PLC	313,662	9,549,836
Shell Transport & Trading Co., PLC	1,623,485	15,727,087
(Cost $54,287,441)		60,642,803
United States 43.4%
Air Products & Chemicals, Inc.	91,600	5,523,480
Alcoa, Inc.	170,300	4,449,939
Amerada Hess Corp.	53,800	5,730,238
Apache Corp.	102,600	6,627,960
Bowater, Inc.	47,100	1,524,627
Burlington Resources, Inc.	88,300	4,877,692
ChevronTexaco Corp.	259,900	14,533,608
ConocoPhillips	49,400	2,840,006
Dow Chemical Co.	370,000	16,476,100
ENSCO International, Inc.	82,700	2,956,525
ExxonMobil Corp.	540,600	31,068,282
FMC Technologies, Inc.*	80,000	2,557,600
Georgia-Pacific Corp.	135,300	4,302,540
Halliburton Co.	127,300	6,087,486
Holly Corp.	45,800	2,137,486
Joy Global, Inc.	128,800	4,326,392
Lyondell Chemical Co.	154,100	4,071,322
Monsanto Co.	206,400	12,976,368
Occidental Petroleum Corp.	73,400	5,646,662
Peabody Energy Corp.	93,000	4,839,720
PPG Industries, Inc.	77,700	4,876,452
Schlumberger Ltd.	106,000	8,049,640
Smurfit-Stone Container Corp.*	99,100	1,007,847
Sunoco, Inc.	50,400	5,729,472
Tesoro Corp.	36,300	1,688,676
Transocean, Inc.*	96,800	5,224,296
Ultra Petroleum Corp.*	133,600	4,056,096
Valero Energy Corp.	34,500	2,729,295
Weatherford International Ltd.*	88,100	5,108,038
(Cost $159,494,144)		182,023,845
Total Common Stocks (Cost $304,365,803)		337,484,685

Preferred Stocks 0.6%
Brazil
Usinas Siderurgicas de Minas Gerais SA "A" (Cost $2,418,417)	160,300	2,615,602

Equity Linked Certificates 1.0%
Goldman Sachs International Equity Linked Certificates Over Reliance Industries Ltd.* 144A, 10/31/2005 (c)	250,000	3,690,500
Merrill Lynch Co., Inc. Lepo Equity Linked Certificates Over Reliance Industries Ltd.* 144A, 7/15/2009 (c)	24,600	366,493
Total Equity Linked Certificates (Cost $3,339,491)		4,056,993
Commodities Linked/Structured Notes 6.7%
AIG-FP Structured Finance Ltd., GSCI 3X, 144A, 2.77%, 12/15/2005 (d)	7,112,000	10,633,649
Cargill GSCI Note 3X 144A:
2.289%, 10/07/2005 (d)	8,000,000	8,680,240
2.289%, 10/07/2005 (d)	8,000,000	8,788,415
Total Commodities Linked/Structured Notes (Cost $23,112,000)		28,102,304
	Contracts	Value ($)

Call Options Purchased 0.0%
Temple Inland, Inc., Expiring 8/20/2005, Strike Price $37.5 (Cost $94,452)	408	42,840
	Shares	Value ($)

Cash Equivalents 11.4%
Scudder Cash Management QP Trust, 3.14% (b) (e) (Cost $47,722,278)	47,722,278	47,722,278
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $381,052,441) (a)	100.1	420,024,702
Other Assets and Liabilities, Net	(0.1)	(254,502)
Net Assets	100.0	419,770,200

* Non-income producing security.

(a) The cost for federal income tax purposes was $381,126,519. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $38,898,183. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $46,453,633 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,555,450.

(b) Scudder Cash Management QP Trust, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Certificates.

(d) Security is linked to the Goldman Sachs Commodity Index (GSCI). The Index is a composite index of commodity sector returns, representing an unleveraged, long-only investments in commodities futures that is broadly diversified across the spectrum of commodities.

(e) All or a portion of this security represents collateral held in connection with structured notes.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GSCI: Goldman Sachs Commodity Index

Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options Amerada Hess Corp.	538	8/20/2005	120.0	(61,870)
ConocoPhillips	494	7/16/2005	55.0	(143,260)
Monsanto Co.	530	7/16/2005	70.0	(5,300)
Nabors Industries Ltd.	445	9/17/2005	60.0	(173,550)
Occidental Petroleum Corp.	367	8/20/2005	85.0	(36,700)
Sunoco, Inc.	504	7/16/2005	110.0	(287,280)
Put Options Temple Inland, Inc.	240	8/20/2005	30.0	(1,200)
Total Outstanding Written Options (Premiums received $526,235)				(709,160)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005
Assets
Investments: Investments in securities, at value (cost $333,235,711)	$ 372,259,584
Investment in Scudder Cash Management QP Trust (cost $47,722,278)	47,722,278
Purchased option, at value (cost $94,452)	42,840
Total investments in securities, at value (cost $381,052,441)	420,024,702
Cash	8,386
Foreign currency, at value (cost $61,680)	60,100
Dividends receivable	645,506
Interest receivable	124,069
Foreign taxes recoverable	78,633
Other assets	10,813
Total assets	420,952,209
Liabilities
Written options, at value (premiums received $526,235)	709,160
Accrued management fee	298,463
Other accrued expenses and payables	174,386
Total liabilities	1,182,009
Net assets, at value	$ 419,770,200
Net Assets
Net assets consist of: Undistributed net investment income	2,286,055
Net unrealized appreciation (depreciation) on: Investments	38,972,261
Written options	(182,925)
Foreign currency related transactions	(14,873)
Accumulated net realized gain (loss)	7,448,042
Paid-in capital	371,261,640
Net assets, at value	$ 419,770,200
Net Asset Value
Net Asset Value per share ($419,770,200 ÷ 25,971,998 shares of common stock outstanding, $.01 par value, 240,000,000 shares authorized)	$ 16.16

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period September 24, 2004 (commencement of operations) to June 30, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $380,394)	$ 5,331,456
Interest	2,809
Interest — Scudder Cash Management QP Trust	965,763
Total income	6,300,028
Expenses: Management fee	2,714,663
Services to shareholders	23,468
Custodian and accounting fees	232,628
Auditing	151,834
Legal	37,538
Directors' fees and expenses	102,391
Reports to shareholders	54,320
Interest expense	3,700
Organization expenses	50,000
NYSE listing fee	21,070
Other	23,978
Total expenses, before expense reductions	3,415,590
Expense reductions	(50,000)
Total expenses, after expense reductions	3,365,590
Net investment income (loss)	2,934,438
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	5,461,001
Futures	2,087,868
Written options	55,005
Foreign currency related transactions	(128,943)
7,474,931
Net unrealized appreciation (depreciation) during the period on: Investments	38,972,261
Written options	(182,925)
Foreign currency related transactions	(14,873)
38,774,463
Net gain (loss) on investment transactions	46,249,394
Net increase (decrease) in net assets resulting from operations	$ 49,183,832

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended June 30, 2005*
Operations: Net investment income (loss)	$ 2,934,438
Net realized gain (loss) on investment transactions	7,474,931
Net unrealized appreciation (depreciation) during the period on investment transactions	38,774,463
Net increase (decrease) in net assets resulting from operations	49,183,832
Distributions to shareholders from: Net investment income	(519,440)
Net realized gains	(155,832)
Total distributions to shareholders	(675,272)
Fund share transactions: Net proceeds from shares issued to shareholders	371,940,550
Offering costs from issuance of common shares	(779,160)
Net increase (decrease) in net assets from Fund share transactions	371,161,390
Increase (decrease) in net assets	419,669,950
Net assets at beginning of period	100,250**
Net assets at end of period (including undistributed net investment income of $2,286,055)	$ 419,770,200
Other Information
Shares outstanding at beginning of period	6,998***
Shares issued	25,965,000
Shares outstanding at end of period	25,971,998

* For the period from September 24, 2004 (commencement of operations) to June 30, 2005.

** Seed capital.

*** Shares issued from seed capital.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

2005[a]
Per Share Operating Performance
Net asset value, beginning of period	$ 14.33[d]
Income (loss) from investment operations: Net investment income (loss)[b]	.12
Net realized and unrealized gain (loss) on investment transactions	1.77
Total from investment operations	1.89
Less distributions from: Net investment income	(.02)
Net realized gain on investment transactions	(.01)
Total distributions	(.03)
Offering costs charged to paid-in capital	(.03)
Net asset value, end of period	$ 16.16
Market value, end of period	$ 14.04
Total Return
Per share net asset value (%)[c]	12.98**
Per share market value (%)[c]	(6.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	420
Ratio of expenses before expense reductions (%)	1.13*
Ratio of expenses after expense reductions (%)	1.12*
Ratio of net investment income (loss) (%)	.97*
Portfolio turnover rate (%)	59**

[a] For the period from September 24, 2004 (commencement of operations) to June 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[d] Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share)

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Commodities Stock Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares and 10,000,000 shares are classified as Preferred Shares, $0.01 par value per share. On September 24, 2004, the Fund issued an aggregate of 24,350,000 Common Shares, par value $.01 per share, pursuant to the initial public offering thereof and commenced operations. On October 14, 2004 and November 10, 2004, the Fund issued additional Common Shares of 1,500,000 and 115,000, respectively, in connection with partial exercises by the underwriters of the over-allotment option. The sales load incurred in connection with the aggregate offerings amounted to $17,534,450.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e., commodities-linked or index-linked notes) are valued by the counterparties as approved by the Directors. The counterparties may use various pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Commodities Linked/Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The structured notes are often leveraged, increasing the volatility of each notes' value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, credit and interest rate risks. The Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss. At June 30, 2005, the value of these securities comprised 6.7% of the Fund's net assets and resulted in unrealized appreciation of $4,990,304.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily related to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 8,935,735
Undistributed net long-term capital gains	$ 872,440
Undistributed appreciation (depreciation) on investments	$ 38,898,183

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Period Ended June 30, 2005
Distributions from ordinary income*	$ 675,272

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Organization and Offering Costs. Costs incurred by the Fund in connection with its organization and issuance of Common Shares, amounting to $50,000, were charged to the Fund and reimbursed by the Manager. Offering costs of $779,160 were incurred in connection with the offering of Common Shares and were charged directly to paid-in capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Certain dividends from foreign securities maybe recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividend. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the period from September 24, 2004 (commencement of operations) to June 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $499,018,924 and $171,244,403, respectively.

For the period from September 24, 2004 (commencement of operations) to June 30, 2005, transactions for written options were as follows:

	Contract Amounts	Premium (US$)
Beginning of period	—	$ —
Written	4,447	1,059,215
Expired	(106)	(10,387)
Closed	(400)	(450,987)
Exercised	(823)	(71,606)
End of period	3,118	$ 526,235

C. Related Parties

Investment Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas, Inc. ("DeIM" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Management fee payable under the Investment Management Agreement is equal to an annualized rate of 0.90% of the Fund's average daily managed assets of the Fund, computed and accrued daily and payable monthly.

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Manager, is the transfer and dividend-disbursing agent for the Common Shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend disbursing agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the period from September 24, 2004 (commencement of operations) to June 30, 2005, the amount charged to the Fund by SISC aggregated $12,153, of which $4,055 is unpaid.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder service communications agent of the Fund. For the period from September 24, 2004 (commencement of operations) to June 30, 2005, the amount charged to the Fund by SSC aggregated $11,252, of which $5,000 is unpaid.

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB from the accounting service fee it receives from the Fund. The amount charged to the Fund for the period from September 24, 2004 (commencement of operations) to June 30, 2005 by SFAC aggregated $164,266, of which $17,291 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

E. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund will invest primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

F. Tender Offer Programs

The Directors have authorized, subject to applicable law, a program of tender offers for the Fund's Common Shares for six consecutive semiannual periods of operation beginning with the semiannual period ending December 2005. In the event that the Common Shares have traded at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter) (the ``measurement period''), the Fund, under normal circumstances and subject to certain conditions, will make offers to purchase up to 5% of its outstanding Common Shares at or near their net asset value from all beneficial shareholders. At the time of any such tender offer, the Directors, considering facts and circumstances existing at such time, will determine the amount of such offer. The Directors reserve the right to modify the conditions described in this paragraph in light of experience and other factors. The Directors also will consider, from time to time as conditions and circumstances warrant, additional tender offers for the Fund's outstanding shares.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Scudder Global Commodities Stock Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Commodities Stock Fund, Inc. (the "Fund") at June 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the period September 24, 2004 (commencement of operations) through June 30, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Boston, Massachusetts August 25, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $960,000 as capital gain dividends for its year ended June 30, 2005, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended June 30, 2005, qualified for the dividends received deductions.

For federal income tax purposes, the fund designates $5,200,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder Global Commodities Stock Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM is part of Deutsche Asset Management. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities:  Scudder New Asia Fund, Inc., The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Directors and Officers

The following table presents certain information regarding the Directors and Officers for Scudder Global Commodities Stock Fund, Inc. as of June 30, 2005. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each Director's term of office extends until the next stockholder's meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund. Each of the Directors, except for Susan Kaufman Purcell, also serves on the Boards of Scudder New Asia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc. and Scudder Global High Income Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management. In addition to the Fund, Susan Kaufman Purcell serves on the Boards of Scudder New Asia Fund, Inc., The Brazil Fund, Inc. and Scudder Global High Income Fund, Inc.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert J. Callander (74) Chairman 2004-present Director 2004-present	Retired Vice Chairman, Chemical Banking Corporation; Directorships: Aramark Corporation (food service); Member, Council on Foreign Relations	5
Kenneth C. Froewiss (59) Director 2004-present	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies (2002-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	5
William H. Luers (76) Director 2004-present	President and Chief Executive Officer, United Nations Association of the United States of America; Directorships: Wickes Lumber Company (building materials), America Online Latin America (media communications), Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member, Advisory Board, The Trust for Mutual Understanding	5
Ronaldo A. da Frota Nogueira (67) Director 2004-present	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA)	5
Susan Kaufman Purcell (63) Director 2004-present	Director of Center for Hemispheric Policy, University of Miami (March 2005-present). Directorships: Valero Energy Corporation; Freedom House; Foundation for Management Education in Central America; Member, Advisory Board, The Inter-American Foundation; Member, Council on Foreign Relations; Member, Advisory Board, Mexico Institute of the Woodrow Wilson International Center for Scholars. Formerly, Vice President, Americas Society (January 1989-March 2005). Formerly, Vice President, Council of the Americas (1994-March 2005).	4
Kesop Yun (60) Director 2004 -present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-1999); Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	5
Interested Director and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Vincent J. Esposito[1,2] (49) Vice Chairman and Director 2004-present	Managing Director, DeAM (since 2003); Vice President of Central European Equity Fund, Inc. (since 2003); Vice President of The Germany Fund, Inc. (since 2003); Vice President of The New Germany Fund, Inc. (since 2003) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002)	5
Julian F. Sluyters[2] (45) President and Chief Executive Officer 2004-present

Managing Director, DeAM (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); Chief Executive Officer of the Scudder Funds (203 funds); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998), UBS Global Asset Management

n/a
Carole Coleman[2,5] (35) Vice President and Secretary 2005-present

Director of Deutsche Asset Management (2005-present); Associate General Counsel of Fred Alger & Company, Inc. (April 2002-June 2005). Associate Attorney, Charpie & Associates (October 1995-March 2002).

n/a
John Millette[3] (42) Assistant Secretary 1999-present	Director of Deutsche Asset Management	n/a
Paul H. Schubert[2] (42) Chief Financial Officer since 2004 Treasurer since July 2005

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

n/a
Scott M. McHugh[3,5] (33) Assistant Treasurer since 2005	Director of Deutsche Asset Management.	n/a
Kathleen Sullivan D'Eramo[3] (46) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
Caroline Pearson[3] (42) Assistant Secretary 1998-present	Managing Director of Deutsche Asset Management	n/a

1 As a result of their respective positions held with the Manager, these individuals are considered "interested persons" of the Manager within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

2 Address: 345 Park Avenue, New York, New York

3 Address: Two International Place, Boston, Massachusetts

4 Address: One South Street, Baltimore, Maryland

5 Elected July 5, 2005

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, June 30, 2005, Scudder Global Commodities Stock
Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that the Fund has at least one
"audit committee financial expert" serving on its audit committee: Mr. Robert
J.Callander, Mr. Kenneth C. Froewiss, and Mr. Kesop Yun. Each of these audit committee members is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the
Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                   SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years.  For engagements  with PWC entered into on or after May 6, 2003, the Audit Committee  approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

        Services that the Fund's Independent Registered Public Accounting
                            Firm Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit       Audit-Related       Tax Fees        All  Other
   Ended      Fees Billed     Fees Billed        Billed to      Fees Billed
 June 30,       to Fund         to Fund            Fund           to Fund
--------------------------------------------------------------------------------
2005           $108,000           $225           $9,200              $0
--------------------------------------------------------------------------------
2004             N/A              N/A              N/A               $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional  services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
              Audit-Related            Tax Fees             All Other
Fiscal         Fees Billed to          Billed to           Fees Billed
 Year          Adviser and            Adviser and         to Adviser and
 Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
June 30,     Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2005               $264,200                 $0                    $0
--------------------------------------------------------------------------------
2004               $807,051                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                             Non-Audit
                            Fees billed
                             to Adviser
                                and
                             Affiliated
                            Fund Service             Total
                             Providers             Non-Audit
                            (engagements          Fees billed
                              related             to Adviser
              Total        directly to the      and Affiliated
            Non-Audit      operations and        Fund Service
Fiscal        Fees            financial           Providers
 Year        Billed          reporting            (all other         Total of
 Ended       to Fund        of the Fund)         engagements)        (A), (B)
June 30,       (A)               (B)                  (C)             and (C)
--------------------------------------------------------------------------------
2005         $9,200              $0               $89,635              $98,835
--------------------------------------------------------------------------------
2004           N/A               $0             $1,722,293          $1,722,293
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934,
as amended. The registrant's audit committee consists of Robert J. Callander,
Ronaldo A. da Frota Nogueira, Kenneth C. Froewiss (Chairman), William H. Luers,
Susan Kaufman Purcell, Kesop Yun.

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the
Fund's best economic interests. The advisor has adopted its own Proxy Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Guidelines set forth the advisor's general position on various proposals, such as:

o        Shareholder Rights -- The advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o        Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

o        Routine Matters -- The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Global Commodities Stock Fund

Item 9 of Form N-CSR - Repurchase Disclosure

--------------------------------------------------------------------------------

                                                        (c)           (d)
                                                        Total         Maximum
                                                        Number of     Number of
                                                        Shares        Shares
                               (a)          (b)         Purchased     that May
                               Total        Average     as Part of    Yet Be
                               Number       Price       Publicly      Purchased
                               of           Paid        Announced     Under the
                               Shares       per         Plans or      Plans or
Period                         Purchased    Share       Programs      Programs
--------------------------------------------------------------------------------

September 24 through
September 30, 2004*               0         $0.0          n/a             n/a
October 1 through October 31      0         $0.0          n/a             n/a
November 1 through November 30    0         $0.0          n/a             n/a
December 1 through December 31    0         $0.0          n/a             n/a
January 1 through January 31      0         $0.0          n/a             n/a
February 1 through February 28    0         $0.0          n/a             n/a
March 1 through March 31          0         $0.0          n/a             n/a
April 1 through April 30          0         $0.0          n/a             n/a
May 1 through May 31              0         $0.0          n/a             n/a
June 1 through June 30            0         $0.0          n/a             n/a

--------------------------------------------------------------------------------
Total                             0         $0.0          n/a             n/a
--------------------------------------------------------------------------------

* Fund commenced operations September 24, 2004

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The   Committee  on   Independent   Trustees/Directors   selects  and  nominates
Independent Trustees/Directors.  Fund shareholders may also submit nominees that will be  considered by the committee  when a Board vacancy  occurs.  Submissions should be mailed to the  attention  of the  Secretary of the 345 Park Avenue New
York, NY 10154

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Commodities Stock Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Global Commodities Stock Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 31, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 31, 2005